UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway		64117
North Kansas City,	Missouri
(Address of Principal Executive Offices)		(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on November 11, 2019, Cerner Corporation (the "Company") entered into a Master Note Agreement (the "Shelf Agreement") with the Purchasers listed therein, pursuant to which the Company may issue and sell up to an aggregate principal amount of $1,050,000,000 of unsecured senior promissory notes over a three year period.

On March 11, 2020, the Company issued $300,000,000 aggregate principal amount of 2.50% senior unsecured Series 2020-A notes due March 11, 2030 (the "Notes") under the Shelf Agreement. The Notes rank pari passu with all other senior unsecured obligations of the Company. Interest only is payable semiannually in arrears on each March 11 and September 11, commencing September 11, 2020, and the principal balance is due at maturity. The Company may prepay at any time all, or any part of, the outstanding principal amount of the Notes, subject to the payment of a make-whole amount. The Notes are subject to the terms of the Shelf Agreement, which contains customary events of default and covenants related to limitations on indebtedness and transactions with affiliates and the maintenance of certain financial ratios. The Company will apply the proceeds of the sale of the Notes for general corporate purposes, acquisitions and/or share repurchases.

The foregoing description of the Shelf Agreement does not purport to be complete and is qualified in its entirety by reference to the Shelf Agreement, which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on November 12, 2019, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
d) Exhibits

Exhibit Number	Description

10.1
Master Note Agreement dated November 11, 2019, between Cerner Corporation and the Purchasers listed therein is incorporated by reference from Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on November 12, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: March 12, 2020	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer